Rule 497(d)


                                     FT 2289
           Sterne Agee Bank & Thrift Consolidation Opportunities Trust

                Supplement to the Prospectus Dated March 9, 2010


        Notwithstanding anything to the contrary in the prospectus, shares of Oriental Financial Group Inc. have been removed from the Trust's portfolio for certain of the reasons set forth in "Removing Securities from the Trust" in the Trust's prospectus. In addition, Sterne Agee will not be acting as sole distributor of Units of the Trust.

April 20, 2010